Exhibit 99.1

Middleby Completes Spin-off of Midera Food Processing

Positioned for The Future as a Pure-Play Commercial Foodservice Leader

Elgin, Ill. – July 6, 2026 – The Middleby Corporation (NASDAQ: MIDD) today announced that it has completed the previously announced spin-off of its Food Processing business, now operating as Midera Food Processing, Inc. (“Midera”). Shares of Midera common stock will begin trading “regular way” on The Nasdaq Stock Market under the ticker symbol “MFP,” effective at the market opening on July 7, 2026.

“This separation represents the culmination of strategic portfolio work to unlock the full value potential for our shareholders,” said Tim FitzGerald, Chief Executive Officer of Middleby. “Middleby emerges as a pure-play commercial foodservice leader with a differentiated platform built on innovation, connected solutions, and market-leading brands. Midera enters the market as an industry-leading food processing business with attractive secular tailwinds and a robust M&A pipeline. As focused, independent companies, each is positioned to execute with greater agility, invest behind their respective competitive advantages, and deliver significant long-term shareholder value.”

The spin-off was completed through the distribution, effective as of today at 12:01 a.m. Eastern Time, of all of the issued and outstanding shares of Midera common stock to Middleby stockholders on the basis of one share of Midera common stock for every one share of Middleby common stock held as of 4:00 p.m. Central Time on June 26, 2026, the record date for the distribution.

About The Middleby Corporation

The Middleby Corporation is a global leader in commercial foodservice solutions. The well-known Middleby brands develop and manufacture a broad portfolio of innovative products for commercial kitchens worldwide. Middleby serves a diverse customer base with equipment and technology offerings that include cooking, warming, beverage, ice and IoT while proudly showcasing its advanced foodservice solutions in five state-of-the-art Middleby Innovation Kitchens across North America and Europe. For more information about Middleby, please visit www.middleby.com.

Advisors

Goldman Sachs & Co. LLC acted as lead financial advisor and Baird acted as financial advisor to Middleby. Skadden, Arps, Slate, Meagher & Flom LLP acted as legal counsel to Middleby.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains “forward-looking statements” subject to the Private Securities Litigation Reform Act of 1995, including statements regarding The Middleby Corporation’s (the “Company”) expectations with respect to the Company’s future performance, strategy, growth opportunities and value creation following the completed spin-off of Midera Food Processing, Inc. (the “Spin-off”). The Company cautions investors that such statements are estimates and are highly dependent upon a variety of factors. These forward-looking statements involve known and unknown risks, uncertainties and other factors, which could cause the Company’s actual results, performance or outcomes to differ materially from those expressed or implied in the forward-looking statements. Important factors include changing market conditions; volatility in earnings resulting from goodwill impairment losses; variability in financing costs and interest rates; quarterly variations in operating results; dependence on key customers; risks associated with the Company’s foreign operations; the Company’s ability to protect its trademarks, copyrights and other intellectual property; inflation; competitive products and pricing; announced management and organizational changes; intense competition; unfavorable tax law changes and tax authority rulings; cybersecurity attacks and other breaches in security; the Company’s ability to realize profitable growth through strategic acquisitions; the timely development and market acceptance of the Company’s products; the availability and cost of raw materials; the potential that the Company does not realize all of the expected benefits of the Spin-off; the failure of the Spin-off to qualify for the expected tax treatment; potential adverse effects of the Spin-off, including on the market price of the Company’s common stock and the Company’s business, financial condition, results of operations and financial performance; and other risks detailed in the Company’s SEC filings. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. The forward-looking statements included in this press release are made only as of the date hereof and, except as required by federal securities laws and rules and regulations of the SEC, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor relations inquiries:

Rebecca Ellin

SVP of Investor Strategy and Corporate Development

rellin@middleby.com

Media inquiries:

Darcy Bretz

VP of Corporate Communications

dbretz@middleby.com

Kate Schneiderman

Managing Director, ICR

middleby@icrinc.com